February 11, 2025

BNY MELLON INVESTMENT FUNDS V, INC.

-BNY Mellon Large Cap Equity Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the third paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Julianne McHugh and Karen Behr are the fund's portfolio managers jointly and primarily responsible for managing the fund's Growth Strategy. Ms. McHugh and Ms. Behr have been primary portfolio managers of the fund since February 2025 and October 2023, respectively. Ms. McHugh is Head of Sustainable Equities and a senior portfolio manager at NIMNA. Ms. Behr is a portfolio manager at NIMNA.

*********

The following information supersedes and replaces contrary information in the fifth paragraph in the section "Fund Details – Management" in the prospectus:

Julianne McHugh and Karen Behr are the fund's portfolio managers jointly and primarily responsible for managing the fund's Growth Strategy. Ms. McHugh and Ms. Behr have been primary portfolio managers of the fund since February 2025 and October 2023, respectively. Ms. McHugh is Head of Sustainable Equities and a senior portfolio manager at NIMNA. She has been employed by NIMNA or a predecessor company of NIMNA since 2004. Ms. Behr is a portfolio manager at NIMNA and has been employed by NIMNA or a predecessor company of NIMNA since 2008.

6535STK0225